SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FINANCIAL FEDERAL CORPORATION
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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    previously.  Identify the previous filing by registration statement number,
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

     FINANCIAL FEDERAL
     CORPORATION


     Notice of Annual
     Meeting of Stockholders
     and Proxy Statement









                                          Tuesday, December 11, 2001
                                          at 10:00 a.m. Eastern Standard Time
                                          270 Park Avenue, 11th Floor
                                          New York, New York 10017

                        FINANCIAL FEDERAL CORPORATION
                         733 THIRD AVENUE, 7th FLOOR
                          NEW YORK, NEW YORK  10017
                                -------------


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TUESDAY, DECEMBER 11, 2001
                                -------------


          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders
(the "Annual Meeting" or "Meeting") of Financial Federal Corporation, a Nevada corporation (the "Company"), will be held at 270 Park Avenue, 11th Floor, New York, New York 10017 on Tuesday, December 11, 2001, at 10:00 a.m. Eastern Standard Time, for the following purposes:

          (1) Electing seven directors to serve until the next annual meeting of stockholders;
          (2) Ratifying the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending July 31, 2002;
          (3) Approving the Management Incentive Plan adopted by the Board of Directors on February 27, 2001; and
          (4) Transacting such other business as may properly come before the Annual Meeting.

          The Board of Directors of the Company has fixed the close of business on October 19, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. The list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any valid purpose related to the Annual Meeting at the office of Financial Federal Corporation, 733 Third Avenue, 7th Floor, New York, New York 10017 for the ten days prior to the Annual Meeting. The list will also be available during the Annual Meeting for inspection by any stockholder present at the Meeting. We are enclosing a copy of the Company's Annual Report to Stockholders for the fiscal year ended July 31, 2001.

          All stockholders are cordially invited to attend the Annual
Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as soon as possible in the enclosed reply envelope.


                                         FINANCIAL FEDERAL CORPORATION



                                         Troy H. Geisser
                                         Secretary



October 31, 2001
New York, New York


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                        FINANCIAL FEDERAL CORPORATION
                         733 THIRD AVENUE, 7TH FLOOR
                          NEW YORK, NEW YORK  10017

                                  ---------

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON DECEMBER 11, 2001

                                  ---------

          This Proxy Statement and the accompanying form of proxy are solicited by the Board of Directors (the "Board of Directors" or the "Board") of Financial Federal Corporation, a Nevada corporation (the "Company"), to be voted at the Annual Meeting of Stockholders to be held at 270 Park Avenue, 11th Floor, New York, New York 10017 on December 11, 2001 and at any postponements or adjournments thereof.

          Shares represented by properly executed proxies, which are received in time and not revoked, will be voted at the Meeting in the manner described in the proxies. A stockholder may revoke his proxy at any time prior to its exercise by notice in writing to the Secretary of the Company indicating that his/her proxy is revoked, by submitting another proxy with a later date or by attending the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of shares.

          At the Meeting, the Company's stockholders will be asked (i) to elect the Board of Directors to serve until the next annual meeting of stockholders; (ii) to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending July 31, 2002; (iii) to approve the Management Incentive Plan adopted by the Board of Directors on February 27, 2001; and (iv) to take such other action as may properly come before the Meeting. Each proposal is described in more detail in this Proxy Statement.

          The approximate date on which this Proxy Statement and accompanying form of proxy are first being sent or given to stockholders is October 31, 2001. Holders of the Company's common stock, par value $.50 per share (the "Common Stock"), as of the record date, which is the close of business on October 19, 2001, are entitled to vote at the Meeting. As of October 19, 2001, the Company had 16,636,546 shares of Common Stock outstanding and had no preferred stock, par value $1.00 per share, outstanding.

          Each share of Common Stock entitles the holder thereof on the record date to one vote on matters to be considered at the Meeting. The presence, in person or by proxy, of stockholders holding a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are each included for purposes of determining the presence or absence of a sufficient number of shares to constitute a quorum for the transaction of business. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

          Unless contrary instructions are indicated on the proxy, shares represented by each properly executed and returned proxy card (and not revoked before they are voted) will be voted "FOR" the election of the nominees for director named below, "FOR" the ratification of the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending July 31, 2002, "FOR" the approval of the Management Incentive Plan, and by the proxies in their discretion on any other matters to properly come before the Meeting, or any postponement or adjournment thereof. If a stockholder specifies a different choice on the proxy, such stockholder's shares of Common Stock will be voted in accordance with the specification so made.

          The entire expense of this proxy solicitation will be borne by the Company. Solicitation will be made primarily by mail. Proxies may also be solicited personally and by telephone by regular employees of the Company without any additional remuneration and at minimal cost. Management may also request banks, brokerage houses, custodians, nominees and fiduciaries to obtain authorization for the execution of proxies and may reimburse them for expenses incurred by them in connection therewith. The Company has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies, at an estimated cost of $1,000 plus other reasonable expenses.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, to the knowledge of the Company, information regarding the ownership of the Company's Common Stock by (i) each person who may be deemed to be the beneficial owner of more than 5% of the Company's outstanding Common Stock as of October 1, 2001 or such other date as may be noted below, (ii) each director and each nominee for election as a director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. As of October 1, 2001, the Company had 16,609,246 shares of Common Stock outstanding.

Name and Address of Beneficial Owner      Number of Shares      Percentage of
or Number of Persons in Group 1         Beneficially Owned 2      Ownership
------------------------------------    --------------------    -------------
Waddell & Reed Financial Services 3
    6300 Lamar Avenue
    Shawnee Mission, KS 66201                 1,731,400              10.4%
Lord Abbett & Co. 3
    90 Hudson Street
    Jersey City, NJ 07302                     1,198,032               7.2%
RS Investment Management Co. LLC 3
    388 Market Street
    San Francisco, CA 94111                   1,147,800               6.9%
Massachusetts Financial Services
    Company 3
    500 Boylston Street
    Boston, MA 02116                          1,066,454               6.4%
T. Rowe Price Associates, Inc. 4
    100 East Pratt Street
    Baltimore, MD 21202                         949,000               5.7%
Lawrence B. Fisher                                2,500                *
John V. Golio 5                                  47,325                *
Steven F. Groth 6                                34,333                *
William C. MacMillen, Jr.                        26,250                *
Daniel J. McDonough 7                            54,625                *
Bernard G. Palitz 8                             347,898               2.1%
Michael C. Palitz 9                           1,476,314               8.8%
Thomas F. Robards 10                              6,000                *
Paul R. Sinsheimer 11                           486,897               2.9%
H. E. Timanus, Jr. 12                            11,500                *
Stephen D. Weinroth                                   0                *
All directors and executive officers
   as a group (15 persons) 13                 2,685,583              15.8%


*     Less than 1% of outstanding shares of Common Stock.

1     Unless otherwise indicated, the address of each person listed is c/o
Financial Federal Corporation, 733 Third Avenue, 7th Floor, New York, New York 10017.

2     Unless otherwise noted, each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes options that are exercisable or will become exercisable within 60 days of October 1, 2001, shares of restricted stock and shares issuable upon conversion of the Company's convertible subordinated notes.

3     Share ownership as reported in the most recently filed Schedule 13-G.

4     Share ownership as reported in the most recently filed Schedule 13-G.
These securities are owned by various individual and institutional investors, for whom T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934,
T. Rowe Price Associates, Inc. is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates, Inc. expressly disclaims the beneficial ownership of such securities.

5     Mr. Golio's holdings include (i) 3,450 shares of Common Stock,  (ii)
options to purchase 38,875 shares of Common Stock, and (iii) 5,000 shares of restricted stock that are subject to forfeiture.

6     Mr. Groth's holdings include (i) options to purchase 33,333 shares of
Common Stock, and (ii) 1,000 shares of restricted stock that are subject to forfeiture.

7     Mr. McDonough's holdings include (i) 17,937 shares of Common Stock, (ii)
options to purchase 31,688 shares of Common Stock, and (iii) 5,000 shares of restricted stock that are subject to forfeiture.

8     Mr. B. Palitz's holdings include (i) 325,123 shares of Common Stock,
(ii) 13,125 shares of Common Stock held by Mr. B. Palitz's wife, as to which shares Mr. B. Palitz disclaims beneficial ownership, and (iii) 9,650 shares of Common Stock owned by a charitable foundation over which Mr. B. Palitz has control, as to which shares Mr. B. Palitz disclaims beneficial ownership.

9     Mr. M. Palitz's holdings include (i) 179,897 shares of Common Stock,
(ii) options to purchase 40,625 shares of Common Stock, (iii) 331 shares of Common Stock issuable upon conversion of convertible subordinated notes, (iv) 1,192,230 shares of Common Stock held by a corporation owned and controlled by Mr. M. Palitz, (v) 225 shares of Common Stock held by Mr. M. Palitz's wife, as to which shares Mr. M. Palitz disclaims beneficial ownership, (vi) 300 shares of Common Stock owned by Mr. M. Palitz's children, (vii) 16,580 shares of Common Stock upon conversion of subordinated notes held by a trust of which Mr. M. Palitz is a Trustee, and (viii) 46,126 shares of Common Stock issuable upon conversion of convertible subordinated notes held by a limited liability company of which Mr. M. Palitz is a member; Mr. M. Palitz disclaims beneficial ownership of 23,876 shares.

10     Mr. Robards' holdings include (i) 1,000 shares of Common Stock, and
(ii) options to purchase 5,000 shares of Common Stock.

11     Mr. Sinsheimer's holdings include (i) 306,897 shares of Common Stock,
(ii) options to purchase 150,000 shares of Common Stock, and (iii) 30,000 shares of restricted stock that are subject to forfeiture.

12     Mr. Timanus' holdings include (i) 6,500 shares of Common Stock, and
(ii) options to purchase 5,000 shares of Common Stock.

13     Includes (i) 2,085,084 shares of Common Stock, 304,521 options to purchase Common Stock, 41,000 shares of restricted stock that are subject to forfeiture and 63,037 shares of Common Stock issuable upon conversion of convertible subordinated notes as described in notes 5, 6, 7, 8, 9, 10, 11, and 12 above, as well as (ii) 145,854 shares of Common Stock, options to purchase 38,587 shares of Common Stock, and 7,500 shares of restricted stock that are subject to forfeiture held by executive officers not named in the table.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and certain beneficial owners of the Company's Common Stock (the "Section 16 Reporting Persons") to file reports of holdings and transactions in shares of the Company's Common Stock with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with all copies of Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms that the Company has received, or written representations from reporting persons, to the Company's knowledge, all transactions in the Company's Common Stock by the Company's directors, officers and greater than 10% stockholders during the Company's last fiscal year were reported promptly and correctly. The Company is not aware of any failures by Section 16 Reporting Persons to file the forms required to be filed by them pursuant to
Section 16 of the Exchange Act.


                              ELECTION OF DIRECTORS
                              (Item 1 on Proxy Card)

          The Board of Directors has designated the persons listed under the section "Nominees for Election as Directors" of this Proxy Statement for nomination to serve as directors of the Company until the next annual meeting and until their respective successors are elected and qualified, or until their earlier resignation or removal. It is intended that shares represented by proxies solicited by the Board of Directors will, unless authority to vote for some or all of the nominees is withheld, be voted in favor of electing as directors the nominees listed below. The Company has no reason to believe any of the nominees will be disqualified or unable or unwilling to serve if elected. However, if any nominee becomes unavailable for any reason, the shares will be voted for another person nominated by the Board, unless the Board by resolution provides for a lesser number of directors. With the exception of Stephen D. Weinroth, all of the nominees are currently directors of the Company. Bernard G. Palitz, whose term as a director ends at the Annual Meeting, has decided not to stand for re-election to the Board.

          The election of the seven director nominees requires an affirmative vote by a plurality of votes cast at the meeting of stockholders by the stockholders entitled to vote in the election. Any shares not voted (by abstention, broker non-vote, or otherwise) have no impact on the vote.

          The Board of Directors recommends that stockholders vote "FOR" each of the nominees listed below.

                      Nominees for Election as Directors
                      ----------------------------------

          The name and age, principal occupation or employment, and other data regarding each nominee, based on information received from the respective nominees, are set forth below:

          Lawrence B. Fisher, 63, has served as a director of the Company since 1992. Mr. Fisher has been a partner of Orrick, Herrington & Sutcliffe LLP, a law firm, since December 1995. He had previously been a partner of Kelley Drye & Warren LLP, a law firm, from 1985 to December 1995. He is also a director of National Bank of New York City, a privately owned commercial bank.

          William C. MacMillen, Jr., 88, has served as a director of the Company since 1989. Mr. MacMillen is the President of William C. MacMillen & Co., Inc., an investment banking firm. He served as a director of Republic New York Corporation and Republic National Bank of New York until December 1999 and as a director of Commercial Alliance Corporation, an equipment finance company, from its inception in 1963 to 1984.

          Michael C. Palitz, 43, has served as an Executive Vice President of the Company since July 1995 and as a director of the Company since July 1996. Mr. Palitz served as a Senior Vice President of the Company from February 1992 to July 1995 and served as a Vice President of the Company from its inception in 1989 to February 1992. He has also served as Treasurer and Assistant Secretary of the Company since its inception in 1989 and as Chief Financial Officer from 1989 through September 2000. From 1985 to 1989, Mr. Palitz was an Assistant Vice President of Bankers Trust Company and, from 1980 to 1983, he was an Assistant Secretary of Chemical Bank.

          Thomas F. Robards, 55, has served as a director of the Company since March 2000. Since April 2000, Mr. Robards has been employed by Datek Online Holdings Corp. as Chief Financial Officer. From 1976 until December 1999, he was employed by Republic New York Corporation. He served as its Chief Financial Officer from March 1995 through March 1999 and as a director from 1998 until March 1999.

          Paul R. Sinsheimer, 54, has served as Chairman of the Board and Chief Executive Officer since December 2000, as President of the Company since September 1998, as an Executive Vice President of the Company from its inception in 1989 to September 1998 and as a director of the Company since its inception. From 1970 to 1989, Mr. Sinsheimer was employed by Commercial Alliance Corporation, where he served in various positions including Executive Vice President.

          H. E. Timanus, Jr., 56, has served as a director of the Company since May 1999. Mr. Timanus is the President and Chief Operating Officer of Prosperity Bank, Houston, Texas; Executive Vice President and Chief Operating Officer of Prosperity Bancshares, Inc., Houston, Texas; and Executive Vice President and Chief Operating Officer of Prosperity Holdings, Inc., Wilmington, Delaware. He was formerly Chairman of the Board and Chief Executive Officer of Heritage Bank, Houston, Texas, which merged into Prosperity Bank; President and Chief Executive Officer of Commercial Bancshares, Inc., Houston, Texas, which merged into Prosperity Bancshares, Inc.; and President and Chief Executive Officer of Heritage Bancshares, Inc., Wilmington, Delaware, which merged into Prosperity Holdings, Inc. Mr. Timanus began his career with Commercial Bancshares, Inc. in 1982.

          Stephen D. Weinroth, 62, is a senior partner in Andersen, Weinroth & Co., L.P., a merchant banking firm which he co-founded in 1996. He is also Chairman Emeritus of Core Laboratories N.V., a New York Stock Exchange listed worldwide oil field services company, having retired from the position of Chairman of the Board in June 2001. He served as Chairman from 1994 until his retirement. Mr. Weinroth is a director of Hovnanian Enterprises, Inc., a New York Stock Exchange listed national home builder on whose board he has served since 1982. From 1989 to the present, Mr. Weinroth has been Co-Chairman of the Board of Directors and Chairman of the Investment Committee of First Britannia N.V., an international mezzanine and equity fund. In addition, since 1998, at the appointment of the President, he has also served as a director and currently serves as Vice Chairman of the Central Asian-American Enterprise Fund, a development lender and investor in five countries formerly in the Soviet Union.


          Current Director not Standing for Re-Election to the Board
          ----------------------------------------------------------

          Bernard G. Palitz, 77, has served as a director of the Company since its inception in 1989. He served as Chairman of the Board from the Company's inception to July 31, 1996. From 1963 to 1988, Mr. Palitz served as Chairman of the Board of Commercial Alliance Corporation. He is currently a director and President of Gregory Capital Corporation, an investment firm.

                  Board of Directors Meetings and Committees
                  ------------------------------------------

          The Board has established an Executive Committee, composed of four directors. The Executive Committee can exercise all of the powers of the Board between meetings of the Board. The present members of the Executive Committee are Messrs. MacMillen, Bernard G. Palitz, Michael C. Palitz and Sinsheimer.

          The Board has established an Audit Committee, composed of four outside directors. The Audit Committee is responsible for the engagement of the Company's independent public accountants and reviews the scope and timing of their audit services and any other services they are asked to perform, their report on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. The present members of the Audit Committee are Messrs. Fisher, MacMillen, Robards and Timanus.

          The Board has established an Executive Compensation Committee, composed of three directors. The Executive Compensation Committee is responsible for approving appointments and promotions and determining salaries of executives of the Company between meetings of the full Board. All actions of the Executive Compensation Committee must be ratified by the Board within six months in order to remain effective. The present members of the Executive Compensation Committee are Messrs. Michael C. Palitz, Robards and Timanus.

          The Board has established a Stock Option Committee, composed of three outside directors. The Stock Option Committee is responsible for administering the Company's 1995 Plan, which expired September 1999, and the Company's 1998 Stock Option Plan, including the granting, modification and cancellation of options to purchase the Company's Common Stock granted thereunder. The present members of the Stock Option Committee are Messrs. MacMillen, Bernard G. Palitz and Robards.

          The Board has no standing committees other than those described above.

          During the Company's fiscal year ended July 31, 2001, the Board of Directors met four times, the Executive Committee met once, the Audit Committee met seven times, the Executive Compensation Committee met three times, and the Stock Option Committee met twice. Each member of the Board attended, either telephonically or in person, 100% of the total number of meetings of the Board and its committees of which they were members during such fiscal year.


         Compensation Committee Interlocks and Insider Participation
         -----------------------------------------------------------

          No interlocking relationships exist between any member of the Executive Compensation Committee and any member of any other company's Board of Directors or compensation committee. Michael C. Palitz, a member of the Executive Compensation Committee, is an executive officer of the Company. Michael C. Palitz, and entities controlled and managed by him, hold debt issued by the Company (see "Certain Transactions").

          Lawrence B. Fisher, a director of the Company, is a partner of the law firm of Orrick, Herrington & Sutcliffe LLP, which has been retained by the Company in connection with certain legal matters.


                           Compensation of Directors
                           -------------------------

          Directors who are not officers or employees of the Company or any of its subsidiaries receive stipends, as follows:

          1. Annual stipend of twenty-five thousand dollars ($25,000) per year, payable upon their election by the stockholders after the annual meeting of stockholders each year. If a director joins the Board during the year, such stipend will be pro rated.

          2.    One thousand dollars ($1,000) per Board meeting attended.

          3. One thousand dollars ($1,000) per committee meeting attended if not in conjunction with a Board meeting.

          The Company does not have a formal policy of granting options to directors. Nevertheless, current directors have each received an option grant, shortly after joining the Board as an outside director, to purchase 5,000 shares of Common Stock at the fair market value on the date of grant.

          Directors who are officers of the Company receive no additional compensation for attending Board or committee meetings. Directors may participate in the stock option plans.


                            EXECUTIVE COMPENSATION

                          Summary Compensation Table
                          --------------------------

          The following table sets forth information concerning the annual and long-term compensation paid to those persons who were, at July 31, 2001, the Chief Executive Officer ("CEO") and the other four most highly compensated executive officers of the Company.

                                                Annual             Long-term Compensation
                                            Compensation ($)              Awards
                                         ---------------------  ---------------------------
                                                                 Restricted     Securities
                               Fiscal                               Stock       Underlying      All Other
Name and Principal Position(s)  Year      Salary     Bonus (1)  Award (2) ($)   Options (#)  Compensation ($)
------------------------------ ------    ---------   ---------  -------------   -----------  ----------------
Paul R. Sinsheimer               2001      750,634     375,000        861,000             0                 0
  CEO, President and             2000      728,518           0              0             0                 0
  Director                       1999      649,341           0              0       200,000                 0

Steven F. Groth (3)              2001      336,741           0         28,700        60,000                 0
  Senior Vice President and      2000           --          --             --            --                --
  Chief Financial Officer        1999           --          --             --            --                --

Michael C. Palitz                2001      312,770           0              0        25,000                 0
  Executive Vice President       2000      300,270           0              0        25,000                 0
  and Director                   1999      270,270           0              0             0                 0

Daniel J. McDonough              2001      298,067           0        143,500        50,000                 0
  Executive Vice President       2000      262,834           0              0        25,000                 0
                                 1999      223,856           0              0             0                 0
John V. Golio
  Executive Vice President       2001      294,582           0        143,500        50,000                 0
                                 2000      260,188           0              0        25,000                 0
                                 1999      221,089           0              0             0                 0

(1) Amount represents bonus payable under the Company's 2001 Management Incentive Plan for the Chief Executive Officer.

(2) Determined by multiplying the number of shares awarded by the fair market value of the Company's Common Stock on the date of the award. These shares vest ratably over a four-year period and were issued in February 2001 in the following amounts of shares: Paul R. Sinsheimer 30,000 (awarded under the Company's 2001 Management Incentive Plan); Steven F. Groth 1,000; Daniel
J. McDonough 5,000; and John V. Golio 5,000. These are the only restricted shares held by these individuals on July 31, 2001, and the value of such shares at July 31, 2001 was as follows: Paul R. Sinsheimer $794,700; Steven F. Groth $26,490; Daniel J. McDonough $132,450; and John V. Golio $132,450.

(3) Steven F. Groth joined the Company in September 2001.

                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                      AND FISCAL YEAR-END OPTION VALUE
                                                           Number of
                           Shares                    Securities Underlying         Value of Unexercised
                         Acquired on     Value      Unexercised Options Held       In-the-Money Options
Name (1)                 Exercise (#)  Realized($)    At July 31, 2001 (#)       At July 31, 2001 (2) ($)
-----------------------  ------------  ----------- --------------------------   --------------------------
                                                   Exercisable  Unexercisable   Exercisable  Unexercisable
                                                   -----------  -------------   -----------  -------------
Paul R. Sinsheimer              4,500       65,705     100,000        122,500       786,500      1,205,023
Steven F. Groth                     0            0      25,000         35,000       188,800        217,700
Michael C. Palitz              20,000      292,420      26,250        110,000       357,077        807,336
Daniel J. McDonough                 0            0      29,063         72,250       252,810        319,464
John V. Golio                       0            0      36,250         71,000       373,450        305,790

(1) Includes those who in fiscal 2001 were the Chief Executive Officer and the four other most highly compensated executive officers.

(2) Only the value of unexercised, in-the-money options are reported. Value was calculated by (i) subtracting the total exercise price per share from the fiscal year-end value of $26.49 per share and (ii) multiplying by the number of shares subject to the option.

                               OPTION GRANTS IN LAST FISCAL YEAR
                                                   Individual Grants

                         ----------------------------------------------------------------------
                          Number of
                            Shares      % of Total                                    Grant
                          Underlying     Options       Exercise                       Date
                           Options      Granted to       Price       Expiration      Present
Name (1)                  Granted (#)   Employees    Per Share ($)      Date      Value (2) ($)
-----------------------  ------------   ----------   -------------   ----------   -------------
Paul R. Sinsheimer                 0            0            --              --             0
Steve F. Groth                25,000         3.78        18.938      09/13/2005       152,500
                              25,000         3.78        18.938      09/13/2006       178,500
                              10,000         1.51        23.600      04/24/2007        95,400
Michael C. Palitz             25,000         3.78        23.600      04/24/2007       238,500
Daniel J. McDonough           50,000         7.57        23.600      04/24/2007       477,000
John V. Golio                 50,000         7.57        23.600      04/24/2007       477,000


(1) Includes those who in fiscal 2001 were the Chief Executive Officer and the four other most highly compensated executive officers.

(2) In accordance with SEC rules, the Black-Scholes option pricing model was chosen to estimate the grant date present values of the options set forth in this table. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made in calculating the grant date present value of the options expiring on September 13, 2005: expected life of 3 years, volatility rate of 37% and risk free interest rate of 6.0%. The following assumptions were made in calculating the grant date present value of the options expiring on September 13, 2006: expected life of 4 years, volatility rate of 37% and risk free interest rate of 6.0%. The following assumptions were made in calculating the grant date present value of the options expiring on April 24, 2007: expected life of 5 years, volatility rate of 37% and risk free interest rate of 4.8%. The real value of the options in this table depends upon the actual changes in the market price of the Common Shares during the applicable period.

                                  Stock Plans
                                  -----------

          1995 Stock Option Plan. The Company's 1995 Stock Option Plan was originally adopted by the Board of Directors and approved by the written consent of holders of a majority of the outstanding Common Stock of the Company on September 16, 1989. The 1995 Plan was amended effective December 15, 1992 and further amended effective December 12, 1995 (the "1995 Plan"). The 1995 Plan provides that an aggregate of 2,250,000 shares of Common Stock (as adjusted in accordance with the terms of the 1995 Plan) is available to be granted to selected employees, officers and directors of the Company or any of its subsidiaries. The 1995 Plan may be administered by the Board of Directors or by such compensation committee as may be appointed from time to time. Under the 1995 Plan, the Board of Directors or the compensation committee determines eligible participants of the Company and whether such participants receive incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 or non-qualified stock options. The 1995 Plan expired in September 1999.

          Incentive stock options granted under the 1995 Plan must have an exercise price that is no less than 100% of the fair market value of the Company's Common Stock as of the time the option is granted and generally may not be exercised more than ten years after the date of grant. Any incentive stock option that is granted to any option holder who beneficially owns more than 10% of the total combined voting power of all classes of outstanding shares of capital stock of the Company must have an exercise price that is no less than 110% of the fair market value of the Common Stock as of the time the option is granted and may not be exercised more than five years after the date of grant. The aggregate fair market value of stock exercisable by an optionee for the first time in any one calendar year under incentive stock options granted under the 1995 Plan and all other stock plans of the Company may not exceed $100,000.

          Non-qualified stock options granted under the 1995 Plan have an exercise price that is set by the compensation committee and may be equal to, more than or less than 100% of the fair market value of the Company's Common Stock as of the time the option is granted. The Board of Directors or the compensation committee establishes the term of all non-qualified stock options granted under the 1995 Plan (including the date on which such non-qualified option shall expire and terminate) and such term may, but need not, be more than 10 years from the date they are granted. Under the 1995 Plan, stock options vest over a time period determined by the Board of Directors or the compensation committee. Options granted under the 1995 Plan are nontransferable, other than by will or the laws of descent and distribution.

          1998 Stock Option Plan. The Company's 1998 Stock Option Plan was adopted by the Board of Directors on September 28, 1998 and approved by the holders of a majority of the outstanding Common Stock of the Company on December 8, 1998. The 1998 Plan provides that an aggregate of 2,500,000 shares of Common Stock, subject to adjustment, is available to be granted to selected employees, officers and directors of the Company or any of its subsidiaries. The 1998 Plan is administered by the Stock Option Committee appointed by the Board of Directors. The Board of Directors administers options granted to non-employee directors under the 1998 Plan and the the Stock Option Committee exercises no discretion with respect to such options. No eligible participant is eligible to receive stock options with respect to more than 100,000 shares of Common Stock during any one fiscal year. The 1998 Plan is similar in material respects to the 1995 Plan.


                REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

          The Executive Compensation Committee is pleased to present its report on executive compensation. The Executive Compensation Committee is composed of Michael C. Palitz, Thomas F. Robards and H. E. Timanus, Jr.
Thomas F. Robards and H. E. Timanus, Jr. are outside directors of the Company. This report to stockholders presents an overview of the role of the Executive Compensation Committee of the Board of Directors and of the Company's present compensation philosophy. The Executive Compensation Committee's principal function is to review and approve the compensation of executive officers of the Company and to approve any officer appointments and promotions. All actions of the Executive Compensation Committee, to remain effective, must be ratified by a majority vote of the Board of Directors within six months of such action; and all such actions to date have been so ratified.

          It is the philosophy of the Executive Compensation Committee that a significant portion of executive compensation be linked directly to the Company's success in meeting profit, growth and corporate performance goals, operating efficiencies, success in handling non-performing receivables, the Company's overall performance regarding its return on earning assets and average equity, as well as the quality and integrity of the Company's receivables. The Company compensates certain officers through salary, a portion of which may be deferred by agreement between the Company and its officers, and through grants of restricted stock and stock options. The Company believes granting restricted stock and stock options to employees and officers further aligns their objectives with those of the Company and its stockholders. Approximately 60% of the Company's full-time employees and officers with one or more years of service as of October 1, 2001, were holders of stock options under the Company's equity compensation plans and/or restricted stock.

          The Executive Compensation Committee reviews the Company's compensation programs to ensure that the compensation and benefits offered to its executives are competitive and reflect the Company's performance. The current benefits offered by the Company are a contributory health and medical plan, a life insurance program, a qualified 401(k) savings plan (currently with no Company matching), an employee contributed long-term disability plan and Section 125 cafeteria plans. In order to attract exceptionally high caliber employees and executives, the Company offers competitive salaries compared to other financial services companies of similar size. The Company evaluates compensation adjustments based upon an employee's performance and responsibilities, the Company's success in meeting profit, growth and corporate performance goals, operating efficiencies, success in handling non-performing receivables, the Company's overall performance regarding its return on earning assets and average equity, as well as the quality and integrity of the Company's receivables.

          The Executive Compensation Committee's compensation evaluation procedures include reviewing public filings of other financial services companies and performing an informal survey as well as a comparison and review of its competitors and other companies that are compared and contrasted in the SNL Executive Compensation Review for Specialty Lenders (the "SNL Review") published by SNL Securities. The SNL Review provides information on executive compensation awarded by approximately 100 finance companies (including the Company and competitors of the Company) obtained from public filings and surveys. The SNL Review compares, contrasts and details the following: (1) executive compensation; (2) Chief Executive Officer compensation; (3) Chief Operating Officer compensation; (4) Chief Financial Officer compensation; (5) corporate benefit plans; and (6) compensation reports. The Executive Compensation Committee, when determining salary adjustments, also considers that the Company does not generally offer certain fringe benefits that may be part of competitors' compensation programs, such as commissions, retirement benefits and profit sharing plans. The Company also retained the services of an independent compensation consultant (the "Consultant") to prepare a report on the total compensation for the Chief Executive Officer.


                  Compensation of the Chief Executive Officer
                  -------------------------------------------

         The Executive Compensation Committee, in establishing compensation for the Chief Executive Officer, generally used the same criteria as it did for other employees and officers, except the Chief Executive Officer's total compensation was reviewed by the Consultant. The Consultant's report compared the Company with a peer group of financial services companies, which were identified on the basis of size range and competition for business and/or employee talent. Competitive Chief Executive Officer pay practices were assessed using Proxy Statements of a comparison group of publicly traded financial institutions and the Consultant's proprietary database and library of published compensation survey sources.

         The Consultant determined that for the Chief Executive Officer's total compensation to remain competitive, he should be eligible to receive an annual performance-based bonus with a target of one hundred percent of base salary and a greater amount of performance-based long-term incentives in the form of Company equity. Pursuant to the Consultant's recommendation that a greater percentage of the Chief Executive Officer's total compensation be based on Company performance and aligned with stockholders' interests, for fiscal year 2001, the Executive Compensation Committee awarded the Chief Executive Officer (i) a target bonus of one hundred percent of base salary for the last two quarters of fiscal year 2001, subject to the Company meeting or exceeding after tax earnings, return on equity, and net write off goals established under the Management Incentive Plan for the second half of fiscal year 2001, and (ii) if the same performance goals are satisfied, 30,000 shares of restricted stock that vest over four years, with full vesting available in connection with the sale of all or substantially all of the amounts of stock of the Company. Payment of the cash bonus and the award of restricted stock are subject to stockholder approval of the Company's 2001 Management Incentive Plan. On October 9, 2001, the Executive Compensation Committee certified that all of the 2001 performance goals had been achieved. The Executive Compensation Committee believes that the total compensation awarded to the Chief Executive Officer is appropriate.


       Policy with Respect to Qualifying Compensation for Deductibility
       ----------------------------------------------------------------

          Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code section 162(m)") limits the deduction allowable to the Company for compensation paid to the Chief Executive Officer and each of the named executive officers listed in the Summary Compensation Table to $1.0 million. Qualified performance-based compensation is excluded from this limitation if certain requirements are met. The Company's policy is generally to preserve the federal income tax deductibility of compensation paid, to the extent feasible. The Executive Compensation Committee believes that awards to the Chief Executive Officer under the Company's Management Incentive Plan, to the extent approved by stockholders, and its award of options made under the stock option plans for employees, will qualify as performance-based compensation and thereby be excluded from the $1.0 million limitation. Notwithstanding the Company's policy to preserve the federal income tax deductibility of compensation payments, under certain circumstances, the Executive Compensation

Committee, in its discretion, may authorize payment, such as salary, bonuses or otherwise, that may cause an executive officer's income to exceed the deductible limits.

This report is submitted by the members of the Executive Compensation Committee of the Board of Directors:

                               Michael C. Palitz
                               Thomas F. Robards
                               H. E. Timanus, Jr.


                            STOCK PERFORMANCE GRAPH

          The following graph compares the percentage change in cumulative total stockholder return on Financial Federal Corporation's Common Stock during the five-year period ending July 31, 2001 with the cumulative total return on the S&P Financial Index and the Russell 2000 Index. The comparison assumes $100 was invested on July 31, 1996 in each of such indices. Note that historical stock price is not indicative of future stock price performance. All amounts have been calculated as if all dividends were reinvested.

          Financial Federal Corporation's Common Stock listed on the New York Stock Exchange, Inc. on June 22, 1998, and was previously listed on the American Stock Exchange.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                7/1996  7/1997  7/1998  7/1999  7/2000  7/2001
                                ------  ------  ------  ------  ------  ------
Financial Federal Corporation     $100  $174.5  $286.3  $265.4  $227.9  $305.7

Russell 2000                       100   133.4   136.5   146.6   166.8   163.9

S&P Financial                      100   173.7   215.6   218.9   236.1   260.1

Footnote - $100 invested on 7/31/96 in stock or index including reinvestment of dividends.  Fiscal year ended July 31.


          The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Graph produced by Research Data Group

                             CERTAIN TRANSACTIONS

          Certain officers and directors of the Company or their affiliates held $18,419,711 of the Company's senior and subordinated debt at July 31, 2001. Such debt was issued at prevailing interest rates and on customary terms. Lawrence B. Fisher, a director of the Company, is a partner of the law firm of Orrick, Herrington & Sutcliffe LLP, which has been retained by the Company in connection with certain legal matters. Paul R. Sinsheimer, Chairman of the Board, Chief Executive Officer and President of the Company, and Robert
M. Sinsheimer are brothers. Robert M. Sinsheimer is a partner of Arthur Andersen. Arthur Andersen has audited the Company's financial statements since August 1, 2000 and has been appointed by the Board of Directors as the Company's independent public accountants for the fiscal year ending July 31, 2002.


                            AUDIT COMMITTEE REPORT

          The Audit Committee consists of the following members of the Company's Board of Directors: Lawrence B. Fisher, William C. MacMillen, Jr., Thomas F. Robards, and H. E. Timanus, Jr. Each member of the Audit Committee is independent as defined under the New York Stock Exchange listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Appendix A.

          Management is responsible for the Company's internal financial controls and the financial reporting process. The Company's independent public accountants, Arthur Andersen, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

          The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended July 31, 2001, with the Company's management. The Audit Committee has discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

          The Company's independent public accountants provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

          Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report to Shareholders, which is incorporated by reference in its Annual Report on Form 10-K for the year ended July 31, 2001, for filing with the Securities and Exchange Commission.

          For the fiscal year ended July 31, 2001, fees related to services performed by the Company's independent public accountants are as follows:

                  Audit Fees                                 $118,000
                  Financial Information Systems
                     Design and Implementation                      0
                  Tax Compliance and Other Fees                76,500
                                                             --------
                         Total                               $194,500
                                                             ========

This report is submitted by the members of the Audit Committee of the Board of
Directors:

                              Lawrence B. Fisher
                              William C. MacMillen, Jr.
                              Thomas F. Robards
                              H. E. Timanus, Jr.

                               CHANGE IN AUDITORS

          On October 19, 2000, the Board of Directors, on the recommendation of the Audit Committee, appointed the firm of Arthur Anderson as the Company's independent public accountants for the fiscal year ending July 31, 2001 and dismissed Eisner & Lubin LLP ("Eisner & Lubin"). Eisner & Lubin's report on the financial statements of the Company for the fiscal years 1999 and 2000 did not contain any adverse opinion or disclaimer of opinion nor was it in any way qualified or modified as to uncertainty, audit scope or accounting principles.

          The decision to change accountants was recommended by management and approved by the Audit Committee of the Board of Directors and the full Board as well.

          During fiscal years 1999 and 2000, and the interim period preceding the dismissal, there have been no disagreements between the Company and Eisner & Lubin on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure. The Company has never been advised by Eisner & Lubin that internal controls necessary for the Company to develop reliable financial statements do not exist or that any information has come to the attention of Eisner & Lubin which would have caused it not to be able to rely on management's representations or that has made Eisner & Lubin unwilling to be associated with the financial statements prepared by management. Eisner & Lubin has not advised the Company of any need to significantly expand the scope of its audit or that information has come to their attention that upon further investigation may materially impact on the fairness or reliability of a previously issued audit report or financial statements issued or which would cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements.

          Eisner & Lubin has not advised the Company of any information which they concluded materially impacts upon the fairness or reliability of either a previously issued audit report, underlying financial statements or the financial statements issued or to be issued since the last financial statements covered by an audit report. Nor has Eisner & Lubin advised that they would be prevented from rendering an unqualified audit report on any such financial statements.


                            RATIFICATION OF AUDITORS
                             (Item 2 on Proxy Card)

          The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of Arthur Andersen as the Company's independent public accountants for the fiscal year ending July 31, 2002 and recommends that the stockholders vote "FOR" ratification of such selection. Arthur Andersen has audited the Company's financial statements since August 1, 2000. It is expected that a representative of Arthur Andersen will be present at the Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

          Stockholder ratification of the selection of Arthur Andersen as the Company's independent public accountants is not required by the Company's bylaws or other applicable legal requirement. However, the Board of Directors is submitting the selection of Arthur Andersen to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the Company's best interests and in the best interests of the Company's stockholders.

          Robert M. Sinsheimer is a partner of Arthur Andersen located in its Atlanta, GA office. Paul R. Sinsheimer, Chairman of the Board, Chief Executive Officer and President of the Company, and Robert M. Sinsheimer are brothers.

          Ratification of the appointment of auditors requires a majority of the votes cast thereon. Abstentions with respect to this proposal have the same effect as a vote against the proposal. Broker non-votes with respect to this proposal will not be counted with regard to this proposal.

          The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants.

                   APPROVAL OF THE MANAGEMENT INCENTIVE PLAN
                            (Item 3 on Proxy Card)

          In 2001, the Board of Directors adopted the 2001 Management Incentive Plan (the "MIP"). Under the rules of the New York Stock Exchange and Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code"), a bonus plan, such as the MIP, must be approved by stockholders. The material terms of the MIP include the participants covered by the MIP, the objective performance goals listed in (i) through (iii) under the heading "Maximum Bonus and Payout Criteria" below, the individual bonus limit of 300% of the annualized highest rate of base salary paid to any executive of the Company with respect to fiscal year 2001 as reported in this Proxy Statement, the maximum number of shares that can be awarded to an individual in a calendar year which is 100,000 shares and the maximum number of shares that can be issued under the MIP which is 500,000 shares.

                              Purpose of the MIP
                              ------------------

          The purposes of the MIP are to (i) motivate and reward the Chief Executive Officer for good performance, (ii) allow the Company to vary its compensation expense based on the Company's financial performance and
(iii) further align the interests of the Chief Executive Officer with the interests of stockholders through the issuance of Company stock. In accordance with the Company's compensation policy that compensation should vary with Company performance, a substantial part of the Chief Executive Officer's total compensation has been tied to the Company's performance by way of performance-based bonuses and awards of restricted stock under the MIP.

                                 Participant
                                 -----------

          The individual eligible for awards under the MIP is the Chief Executive Officer of the Company. Actual awards will be at the discretion of a subcommittee of the Executive Compensation Committee composed of outside directors as defined under Code Section 162(m) based on the MIP's terms and subject to the MIP's limits.

                       Maximum Bonus and Payout Criteria
                       ---------------------------------

          Bonus payments under the MIP may be made in cash and/or in the Company's Common Stock as determined by the Executive Compensation Committee. No more than 500,000 shares may be issued under the MIP including shares awarded as restricted stock. Any payment to the Chief Executive Officer is based on an individual bonus target for the performance period set by the Executive Compensation Committee in writing and is directly related to the satisfaction of the applicable performance goal(s) set by the Executive Compensation Committee for such performance period. The performance goals may include one or more of the following: (i) after tax earnings, (ii) return on equity, and (iii) net write offs each with respect to the Company. A performance period is any period of time up to 12 months in duration. The performance period, individual bonus target and performance goal(s) will be adopted by the Executive Compensation Committee in its sole discretion with respect to each performance period and must be adopted no later than the latest time permitted by the Code in order for bonus payments pursuant to the MIP to be deductible under Code Section 162(m).

          The actual amount of future bonus payments under the MIP is not presently determinable. However, the MIP provides that no bonus in excess of 300% of the annualized highest rate of base salary paid to any executive of the Company with respect to fiscal year 2001 as reported in this Proxy Statement will be paid for any performance period. Further, the Executive Compensation Committee, in its sole discretion, may reduce the amount of the Chief Executive Officer's bonus under the MIP to an amount below the maximum bonus calculated pursuant to the MIP formula. The payment of a bonus for a given performance period generally requires the Chief Executive Officer to be employed by the Company as of the date the bonus is paid. For the second half of fiscal year 2001, the Executive Compensation Committee, as more fully described in the Report of the Executive Compensation Committee, awarded the Chief Executive Officer a cash bonus of $375,000.

                           Restricted Stock Grants
                           -----------------------

          In addition to awarding cash bonuses under the MIP, the Executive Compensation Committee may from time to time, in its sole discretion, award shares of the Company's Common Stock to the Chief Executive Officer. Each grant of restricted stock shall be subject to the MIP's performance goals. No more than 500,000 shares may be issued under the MIP including shares issued as payment for bonuses. The Chief Executive Officer may not receive more than 100,000 shares in the aggregate in any calendar year under the MIP as a restricted stock award. Shares awarded under the MIP may or may not be subject to vesting conditions and the Chief Executive Officer may or may not have to pay for the fair market value of the shares at the time of grant. As more fully described in the Report of the Executive Compensation Committee, the Committee granted the Chief Executive Officer 30,000 shares of restricted stock for fiscal year 2001.

                       Federal Income Tax Consequences
                       -------------------------------

          Unless deferred, bonuses are taxable to the Chief Executive Officer as ordinary income upon receipt. With respect to restricted stock granted subject to performance conditions, the holder of the stock will recognize ordinary income as the award vests. The Company is entitled to a deduction equal to the amount of income recognized by a recipient of a bonus or the holder of a restricted stock award.

                               Required Approval
                               -----------------

          Approval of the MIP requires a majority of the votes cast thereon; provided, that the total vote cast on this proposal represents over 50% in interest of all securities entitled to vote on the proposal. Abstentions with respect to this proposal have the same effect as a vote against the proposal. Broker non-votes will not be counted with regard to this proposal.

          In the event that stockholder approval of the material terms of the MIP is not obtained, the Company may not make awards under the MIP and the cash bonus payable and the restricted shares previously granted to the Chief Executive Officer for fiscal year 2001 shall be forfeited.

          The Board of Directors recommends that stockholders vote "FOR" the approval of the material terms of the Company's 2001 Management Incentive Plan.


                             STOCKHOLDER PROPOSALS

          As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the SEC. All proposals of stockholders to be presented for consideration at the Company's next Annual Meeting of Stockholders, expected to be held in December 2002, must be directed to the Secretary of the Company at the Company's principal executive office and, if they are to be considered for possible inclusion in the Proxy Statement and form of proxy for such Annual Meeting in accordance with the rules and regulations of the SEC, must be received on or before July 3, 2002.

          The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If you intend to submit a proposal at the Company's next Annual Meeting of Stockholders, which is not eligible for inclusion in the Proxy Statement and form of proxy relating to that meeting, you must do so no later than September 16, 2002. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the Company's next Annual Meeting of Stockholders, without any discussion of the matter in the Proxy Statement.


                                 OTHER BUSINESS

          As of the date of this Proxy Statement, neither the Company nor the Board of Directors knows of any matters, other than those indicated above, to be presented at the Meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote the shares represented by such proxy in accordance with their judgment.


                                 ANNUAL REPORT

          THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED JULY 31, 2001 WAS MAILED TOGETHER WITH THE PROXY STATEMENT AND IS AVAILABLE ON THE INTERNET IN THE INVESTOR RELATIONS SECTION OF THE COMPANY'S WEBSITE AT www.financialfederal.com. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED BY CALLING THE COMPANY AT (212) 599-8000. UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY ALSO WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2001 REQUIRED TO BE FILED WITH THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934. WRITTEN REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS AT FINANCIAL FEDERAL CORPORATION, 733 THIRD AVENUE, NEW YORK, NY 10017.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Troy H. Geisser
                                    Secretary


DATE:  October 31, 2001

APPENDIX A
----------

                        FINANCIAL FEDERAL CORPORATION
                             BOARD OF DIRECTORS
                           AUDIT COMMITTEE CHARTER

The Audit Committee (sometimes herein referred to as the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of Financial Federal Corporation (the "Company"); (2) the compliance by the Company with legal and regulatory requirements; and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.  Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10. Evaluate, together with the Board, the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and replacement of the senior internal auditing executive who is the Company's Treasurer.

12. Review the significant reports to management prepared by the internal auditing department and management's responses.

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13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14. Obtain from the independent auditor assurance that Section 15 U.S.C.A.
    Section 785-1 of the Private Securities Litigation Reform Act of 1995 has been complied with.

15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiaries are in conformity with applicable legal requirements and the Company's Code of Conduct.

16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

    (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

    (b) Any changes required in the planned scope of the internal audit.

    (c) The internal audit department responsibilities, budget and staffing.

18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual Proxy Statement.

19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

20. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21. Meet, at least annually, with the Chief Financial Officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

22. Meet, at least annually, with the Board of Directors, to report on the Company.

23. The Audit Committee shall assume the responsibility for supervising the Internal Audit of the Company.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                      A-2
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                         FINANCIAL FEDERAL CORPORATION

                                   P R O X Y

      THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

         FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 11, 2001

     The undersigned stockholder of Financial Federal Corporation (the "Corporation") hereby appoints Paul R. Sinsheimer and Michael C. Palitz, or either of them, with full power of substitution, as proxies for the undersigned to attend and act for and on behalf of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 270 Park Avenue, New York, New York on December 11, 2001 at 10:00 a.m., and at any adjournment thereof, to the same extent and with the same power as if the undersigned were present in person thereat and with authority to vote and act in such proxyholder's discretion with respect to other matters which may properly come before the Meeting. Such proxyholder is specifically directed to vote or withhold from voting the shares registered in the name of the undersigned as indicated below.

Notes:
(1) This form of proxy must be executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under the corporate seal or by an officer or attorney thereof duly authorized. Joint holders should each sign. Executors, administrators, trustees, etc. should so indicate when signing. If undated, this proxy is deemed to bear that date it was mailed to the stockholder.

(2) The shares represented by this proxy         FINANCIAL FEDERAL CORPORATION
    will, on a show of hands or any ballot       P.O. BOX 111O2
    that may be called for, be voted or          NEW YORK, N.Y. 10203-0102
    withheld from voting in accordance
    with the instructions given by the
    stockholder, in the absence of any
    contrary instructions, this proxy will
    be voted "FOR" the itemized matters.

                                                  (Continued on reverse side)

The Board of Directors recommends a vote FOR proposals 1, 2 and 3:

1.  ELECTION OF DIRECTORS

       FOR all nominees [ ]   WITHHOLD AUTHORITY to vote [ ]   *EXCEPTIONS [ ]
       listed below           for all nominees listed below.

Nominees:  Lawrence B. Fisher, William C. MacMillen, Jr., Michael C. Palitz,
           Thomas F. Robards, Paul R. Sinsheimer, H.E. Timanus, Jr.,
           Steven D. Weinroth.


(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name.)


2.  In respect of the resolution on     3.  In respect of the resolution
    ratifying the appointment of            approving the Management Incentive
    Arthur Andersen LLP as auditors         Plan adopted by the Board of
    of the Corporation for the fiscal       Directors on February 27, 2001.
    year ending July 31, 2002.


    FOR [ ]  AGAINST [ ]  ABSTAIN [ ]       FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


                                                   Change of Address and   [ ]
                                                   or Comments Mark Here


                       The signature on this Proxy should correspond exactly with stockholder's name as printed to the left. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

                       Dated:                                          , 2001
                             ------------------------------------------

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                                      Signature of Stockholder

                       ------------------------------------------------------
                               Signature of Stockholder-Joint Tenant

                       Votes must be indicated
                       (x) in Black or Blue Ink.   [X]

Whether or not you plan to attend the meeting, please mark, sign, date and return this proxy promptly in the envelope provided.